UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________

Form 8-K
________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2024
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WisdomTree, Inc.

(Exact name of registrant as specified in its charter)

_____________________

Delaware	001-10932	13-3487784
(State or other jurisdiction of incorporation)	Commission File Number:	(IRS Employer Identification No.)

250 West 34th Street

3rd Floor

New York, NY 10119

(Address of principal executive offices, including zip code)

(212) 801-2080

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
 _______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WT	The New York Stock Exchange
Preferred Stock Purchase Rights	WT	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events

As previously reported, on August 5, 2024, WisdomTree Asset Management, Inc. (“WTAM”), a wholly-owned subsidiary of WisdomTree, Inc. (the “Company”), received a Wells Notice from the staff (the “Staff”) of the U.S. Securities and Exchange Commission (the “SEC”) advising WTAM that the Staff had made a preliminary determination to recommend that the SEC file an enforcement action against WTAM alleging violations of certain provisions of the U.S. federal securities laws relating to three exchange-traded series of WisdomTree Trust managed by WTAM that pursued ESG-focused strategies (collectively, the “Funds”). The Funds, which were launched in March 2020 and were liquidated in February 2024, collectively had monthly average cumulative assets under management of approximately $119 million throughout their lifetime as ESG-named funds.

Without admitting or denying the SEC’s allegations, WTAM agreed to resolve the matter by consenting to the entry of an Order by the SEC in which WTAM agreed to cease and desist from committing or causing any violations and any future violations of Sections 206(2) and 206(4) of the Investment Advisers Act of 1940, as amended, Rules 206(4)-7 and 206(4)-8 thereunder, and Section 34(b) of the Investment Company Act of 1940, as amended, and to pay a civil money penalty of $4 million. The SEC’s Order was announced publicly on October 21, 2024. Excluding the penalty, the Company expects that all legal and other related expenses incurred by WTAM in connection with the matter will be covered by insurance, less a $1.0 million deductible.

Cautionary Statement Regarding Forward-Looking Statements

This Form 8-K includes forward-looking statements based on information currently available to management. Such statements are subject to certain risks and uncertainties and readers are cautioned not to place undue reliance on these forward-looking statements. These statements typically contain, but are not limited to, the terms “anticipate,” “potential,” “expect,” “forecast,” “target,” “will,” “intend,” “believe,” “project,” “estimate,” “plan” and similar words. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements, which include the potential liabilities, including legal and other related expenses, that may result in connection with the above-described matter. The forward-looking statements included herein speak only as of the date on which such statements are made. Factors that could cause results to differ from those expressed in the forward-looking statements include, but are not limited to, risks described or referenced under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, and in subsequent reports filed with or furnished to the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WisdomTree, Inc.

Date: October 21, 2024	By:	/s/ Marci Frankenthaler
Marci Frankenthaler
Chief Legal Officer